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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 27, 2002

                            MAGNA ENTERTAINMENT CORP.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                         -------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-30578                                        98-0208374
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(Commission File Number)                   (I.R.S. Employer Identification No.)


                337 Magna Drive, Aurora, Ontario, Canada L4G 7K1
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               (Address of Principal Executive Offices) (Zip Code)


                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On November 27, 2002, Maryland Racing, Inc. (the "Buyer"), a wholly-owned subsidiary of Magna Entertainment Corp. (the "Company"), completed the previously announced acquisition of a majority interest in Pimlico Race Course and Laurel Park, which operate under the trade name "The Maryland Jockey Club". Pimlico Race Course and Laurel Park are thoroughbred racetracks located in Baltimore, Maryland and Laurel, Maryland, respectively. The Maryland Jockey Club also owns and operates the Bowie Training Center in Bowie, Maryland, manages three off-track betting ("OTB") facilities in Maryland, and manages Colonial Downs, a thoroughbred racetrack in New Kent, Virginia and Colonial Downs' network of Virginia OTB facilities.

The acquisition was completed pursuant to agreements entered into between the Company and LUK-Flats LLC, the Laurel Guida Group, Martin Jacobs, Karin De Francis, and Joseph De Francis (collectively, the "Sellers"), dated as of July 15, 2002. Under the terms of these agreements, which were subsequently assigned to the Buyer, the Buyer has purchased a 51% equity and voting interest in Pimlico Racing Association, Inc. ("PRAI"), the owner of The Maryland Jockey Club of Baltimore City, Inc., which owns Pimlico Race Course, from LUK-Flats LLC, Martin Jacobs, Karin De Francis and Joseph De Francis. Under the terms of these agreements, the Buyer has also purchased a 51% voting interest and a 58% equity interest on a fully diluted basis in Laurel Racing Assoc., Inc. ("LRAI"),

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the general partner and manager of Laurel Racing Association Limited Partnership
("LRALP"), which owns Laurel Park, from LUK-Flats LLC and Martin Jacobs, and the entire limited partnership interest in LRALP from the Laurel Guida Group. Each of LRAI, as general partner of LRALP, and the limited partner of LRALP is entitled to 50% of the profits or losses of LRALP so the acquisition gives the Buyer a 79% economic interest in LRALP. The aggregate purchase price for all these interests was approximately $50.6 million in cash, subject to closing adjustments, of which approximately $49 million has been paid to LUK-Flats LLC, Martin Jacobs and the Laurel Guida Group to acquire the entire ownership interests presently held by them.

Entities affiliated with Joseph and Karin De Francis collectively retain a 49% equity and voting interest in PRAI, and a 49% voting interest and a 42% equity interest on a fully diluted basis in LRAI with an option to acquire an additional 7% equity interest for a total of a 49% equity interest.

The Company has purchased options from the entities affiliated with Joseph and Karin De Francis to buy those equity and voting interests (including the De Francises' option to increase their equity stake in LRAI), which represent all the minority interests in PRAI and LRAI, at any time during the period commencing November 27, 2006 and ending November 27, 2007, and has granted Joseph and Karin De Francis the right to sell such interests to the Company at any time on or prior to November 27, 2007. In consideration for these options, the Company has paid an aggregate of $18.4 million to Joseph and Karin De Francis, and will pay an additional $18.3 million on exercise of the options, subject to an interest adjustment.

The aggregate purchase price was paid primarily through drawings on the Company's credit facilities with Bank of Montreal and Wells Fargo, N.A., and partly from cash on hand. The amount of the purchase price was negotiated by the Company with the Sellers at arm's length on the basis of the Company's analysis of the financial position, profitability and future prospects of the businesses being acquired.

In addition, PRAI, The Maryland Jockey Club of Baltimore City, Inc., LRAI and LRALP (collectively, "MJC") and the Sellers (or certain of their affiliates) have formed Maryland Ventures, LLC ("Maryland Ventures"). Maryland Ventures is a joint venture that will pursue the feasibility of various business opportunities in Maryland, including the potential development and management of gaming ventures (if authorized by state law). Under the terms of these arrangements, the Sellers will collectively be entitled to 65% of the pre-tax earnings (as defined in the agreements) generated by Maryland Ventures during the first five years commencing on the date on which alternative gaming (as defined in the agreements) becomes operational, to 50% of the pre-tax earnings generated by Maryland Ventures during the next five years, and to 40% of the pre-tax earnings generated by Maryland Ventures during the subsequent ten years (subject to the right of MJC to buy-out the Sellers after ten years under certain circumstances). During the first five years, the parties' pro rata shares of the pre-tax earnings of Maryland Ventures will be as follows: MJC - 35.00%, LUK-Flats LLC
- 19.11%, Laurel Guida Group - 16.25%, FJN, LLC - 12.55%, Joseph A. De Francis - 11.74% and The Martin Jacobs 2002 Irrevocable Trust - 5.35%. During the sixth to tenth years, the parties' pro rata shares will be as follows:
MJC - 50.00%, LUK-Flats LLC -14.70%, Laurel Guida Group - 12.50%, FJN, LLC - 9.65%, Joseph A. De Francis -9.03% and The Martin Jacobs 2002 Irrevocable Trust - 4.11%. During the eleventh to twentieth years, the parties' pro rata shares will be as follows: MJC - 60.00%, LUK-Flats LLC - 11.76%, Laurel Guida Group - 10.00%, FJN, LLC -7.72%, Joseph A. De Francis - 7.23% and The Martin Jacobs 2002 Irrevocable Trust - 3.29%. After the twentieth year, MJC will be entitled to 100% of the earnings of Maryland Ventures.

A copy of the press release announcing the completion of the transaction is attached as Exhibit 99 to this Current Report on Form 8-K.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     The required audited financial statements will be filed by amendment on or prior to February 10, 2003.

(b)  Pro forma financial information.

     The required pro forma financial statements will be filed by amendment on or prior to February 10, 2003.

(c)  Exhibits                                                            Page

Exhibit 2.1   Stock Purchase Agreement dated July 15, 2002 by and        4 - 58
              among the Company, all of the Stockholders of Laurel
              Racing Assoc., Inc., and Pimlico Racing Association, Inc., and Laurel Guida Group. (The Exhibits to this Agreement, which are identified in the list appearing at the end of the Agreement, have been omitted but will be furnished supplementally to the Commission upon request.)

Exhibit 2.2   Option Agreement dated November 27, 2002 by and among     59 - 80
              the Company, Joseph LLC, Karin LLC, Joseph A. De Francis and Karin M. De Francis. (Exhibit A to this Agreement has been omitted but will be furnished supplementally to the Commission upon request.)

Exhibit 99    Copy of the Company's press release dated                 81
              November 27, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                MAGNA ENTERTAINMENT CORP.
                                                      (Registrant)



Date: December 12, 2002                   by: /s/Gary M. Cohn
                                             --------------------------
                                              Gary M. Cohn, Secretary